Employee Benefit Plan, Tax Status	12 Months Ended
Dec. 31, 2025
Albemarle Corporation Retirement Savings Plan
EBP, Tax Status [Line Items]
EBP, Tax Status
4.Federal Income Taxes:

The IRS issued a favorable determination letter dated January 9, 2015, stating that the Plan is qualified under Section 401(a) of the Internal Revenue Code (the “Code”) and is therefore exempt from federal income taxes. The Plan has been amended since receiving the determination letter; however, the Plan administrator believes that the Plan is designed and currently being operated in compliance with the applicable provisions of the Code.

Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would be sustained upon examination by the IRS. Plan management has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. As of December 31, 2025, the Company believes that it is no longer subject to income tax examination for years prior to 2022.